UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2014

(February 28, 2014)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On February 28, 2014, the registrant (“MAA”) issued a press release announcing the company’s participation in the Citi 2014 Global Property CEO Conference to be held in Palm Beach, Florida, March 3-5, 2014. During the conference, H. Eric Bolton, Jr., Chief Executive Officer and Albert M. Campbell, III, Chief Financial Officer, of MAA will host a roundtable discussion on Wednesday, March 5, 2014 at 9:30 a.m. EST. The audio webcast is available through the company website at www.maac.com. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Also during the conference, Messrs. Bolton and Campbell will be presenting an update to investors and analysts. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report.

Exhibit 99.1 and Exhibit 99.2, furnished by the Registrant pursuant to Item 9.01 of Form 8-K, is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Description
	99.1	Press Release Dated February 28, 2014
	99.2	Investor Presentation: Citi 2014 Global Property CEO Conference: March 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: February 28, 2014	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)